EXHIBIT 10.62




                  FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                  ---------------------------------------

          THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into this 3rd day of November, 1994, by and between MEDICON, INC., an Illinois corporation (the "Company"), and ALAN SPIRO (the "Employee").

                                  RECITALS
                                  --------

          WHEREAS, the Company and the Employee entered into that certain Employment Agreement, dated as of January 1, 1994 (the "Employment Agreement"), which sets forth the terms and conditions for the employment relationship of the Employee with the Company; and

          WHEREAS, the Company and the Employee desire to amend the Employment Agreement as provided herein.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to amend the Employment Agreement as follows:

          1.   Amendment:
               ---------

               (a) Section 3 of the Employment Agreement is hereby amended to add a subsection (c) which shall read as follows:

               "3(c) The forfeiture provisions set forth in this Section 3 shall be of no further force and effect and all shares issued by the Company to the Employee pursuant to Section 3(b) above shall be non-forfeitable."

               (b) Section 4 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

               "4.  Discretionary Bonuses.  During the term of this
                    ---------------------
               Agreement, the Employee may receive bonus compensation, at such times and in such amounts, all as determined in the
               sole and absolute discretion of the Board of Directors.   No
               other compensation provided for in this Agreement shall be deemed a substitute in the Employee's right to participate in such bonuses when and as declared by such Board of Directors."






















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          2.   Stock.    The parties hereto acknowledge that the Company
               -----
has issued to the Employee, and the Employee has received from the Company, all of the shares of the Company's stock referenced in Section 3(b) of the Employment Agreement.

          3.   Employment Agreement.    As amended hereby, the Employment
               --------------------
Agreement shall remain in full force and effect.




























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          IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first written above.

                                        THE COMPANY:
                                        MEDICON, INC.



                                        By:  /s/
                                            ------------------------
                                        Its: EVP & COO
                                            ------------------------


                                        THE EMPLOYEE:


                                        /s/ Alan Spiro
                                        -----------------------------
                                        Alan Spiro



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